SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                          Date of Report: May 20, 2002

                                 Travlang, Inc.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          0-14026                                            13-3174562
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(Commission File Number)                        IRS Employer Identification No.)

2 Hashiloach St., Petach Tikva, Israel                            49170
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  011 972 397 10548
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Item 4.  Changes in Registrant's Certifying Accountant

         On March 13, 2002, the Registrant dismissed Daszkal Bolton LLP ("DB") as its independent auditors, terminating the client-auditor relationship between the Registrant and DB, and the Registrant engaged Chaikin Cohen Rubin & Gilboa ("CCRG") as its independent auditors of the Registrant's indirect wholly-owned subsidiary, Sec2Wireless, Ltd., for the current fiscal year. On May 16, 2002, the Registrant engaged SF Partnership, LLP ("SFP") as its independent auditors. On the Registrant's Form 8-K dated March 13, 2002 and on the Registrant's Form 8-K/A dated May 9, 2002, the Registrant mistakenly reported that it had engaged CCRG as its independent auditors. This Form 8-K/A is filed to correct such mistake. CCRG remains as the independent auditors for Sec 2 Wireless, Ltd. The decision to dismiss DB and engage SFP was approved by the Board of Directors of the Registrant, upon the recommendation of the Audit Committee of the Board of Directors. DB's reports on the consolidated financial statements of the Registrant for fiscal years 2001 and 2000 and any subsequent interim period preceding the dismissal did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to financial statement disclosure, audit scope or procedure, or accounting principles or practices except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern. During fiscal years 2001 and 2000, there were no disagreements with DB regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused DB to make reference to the subject matter of the disagreements in connection with its report. The Registrant requested that DB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated April 1, 2002, was filed as
Exhibit 1 to the Registrant's Form 8-K dated March 13, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The Registrant and it's new accountants were unable to complete the required audited financial statements required to be filed on this Form 8-K. In accordance with Paragraph (a)(4) of Item 7 to Form 8-K, the Registrant will file an amendment to this report on or before May 27, 2002. Such amendment will contain the required audited financial statements.

         Attached as Exhibit 1 is a letter dated April 1, 2002 from Daszkal Bolton LLP (Filed as an exhibit to the Registrant's Form 8-K dated March 13,
2002).

         Attached as Exhibit 2 is a letter dated March 29, 2002 from Daszkal Bolton LLP (Filed as an exhibit to the Registrant's Form 8-K dated March 13,
2002).

         Attached as Exhibit 3 is a letter dated May 9, 2002 from Daszkal Bolton LLP (Filed as an exhibit to the Registrant's Form 8-K/A dated May 9, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRAVLANG, INC.

                                      By:   /s/ Lucien Geldzahler
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                                             Name: Lucien Geldzahler
                                             Title:   President
Dated:  May 20, 2002